Commitments, Contingent Liabilities and Liens	12 Months Ended
Dec. 31, 2014
Commitments, Contingent Liabilities and Liens [Abstract]
Commitments, Contingent Liabilities and Liens

Note 10 – Commitments, Contingent Liabilities and Liens

  The Company has several lease agreements for its facilities and car leasing that are accounted for as operating leases, the last of which will end by June 26, 2024, certain of   which have extension options. In addition, the Company is engaged in long-term operating network contracts, the last of which will end by February 2020. The annual payments the Company is committed to pay over the next  five years and thereafter, as of December 31, 2014, are as follows:

	Operatin Facility	Operatin Car	Operatin Network

	Leases	Leases	Leases	Total

2015	1,011	407	47,626	49,044
2016	781	157	31,151	32,089
2017	745	21	19,227	19,993
2018	748	-	8,776	9,524
2019 and thereafter	2,170	-	1,166	3,336
Total	5,455	585	107,946	113,986

  As at balance sheet date the amounts of guarantees are as follows:

	December 31	December 31
	2013	2014

Guarantees provided by the banks to third parties	2,800	2,014

The guarantees were granted to third parties (vendors) to secure the Company's performance under such contracts (broadcasting services and leases). Guarantees were provided for periods between one to five years and are renewed each year according to the vendor's contract terms and conditions.  The guarantees may be exercised by the third party at any time, subject to the terms in the contracts between the Company and the third party.

  The Company has four lines of credit provided to it by Bank Igud (approximately $3.85 million), Bank Hapoalim (approximately $3.5 million), Bank HSBC (approximately $5 million) and Bank Leumi (approximately $1.8 million). From time to time the company uses its lines of credit to provide guarantees required under its long term contracts with its suppliers. At present the company only utilize a portion of these lines of credit ($2 million from the combined credit line) mainly to provide guarantees required under several of our long-term contracts with our suppliers. The Banks are allowed to cancel or change the line of credit with a prior notice.

  In March 2007, the Israel Land Administration, or ILA, authorized to allocate to the Company a parcel of land of approximately 12.4 acres near Galon, Israel, to be used for erecting a ground station.  In May 2007, the Company and the ILA entered into a development agreement pursuant to which the Company undertook to commence construction of the site within eighteen months as of the date of the approval of the allocation of the land, and to finish the construction by no later than April 1, 2010. Contingent upon the Company complying with the terms of the development agreement, the ILA shall, upon completion of the building, enter into a lease agreement with the Company for a term of forty-nine years as of the date of the approval of the allocation of the land, with an extension option of an additional term of forty-nine years.  The Local Zoning and Building Committee has rejected the Company's request for a building permit in Galon.  Therefore, the Company have not yet commenced building the site and informed the ILA of such delay.  We appealed such decision and in a hearing held before the District Building and Zoning Appeals Committee the Company agreed to prepare a new detailed plan for the site, without waiving our claims that a building permit may be issued according to the existing plans for the site.  The Company prepared a new detailed plan for the site, which was approved by the ILA and requested the approval of the Local Zoning and Building Committee. The Local Zoning and Building Committee decided that approving the new detailed plan was not in its authority and therefore referred the new detailed plan to the District Zoning and Building Committee for approval. On January 21, 2013, the District Zoning and Building Committee rejected the new detailed plan. The Company the decision to the National Zoning and Building Council, which heard the appeal, but not given her decision yet.

Recently, due to the protracted process, which the Company has experienced with respect to its request for a building permit, the Company has notified the ILA that if it is unable to receive the permit, it shall request cancelation of the lease and a refund of the entire lease payment. The ILA has indicated in response that if the Company proceeds with the lease cancellation it will charge the Company with a termination fee and interest. The Company is of the opinion that under such circumstances the ILA would not be entitled to charge the Company with such a fee and it is considering filing a lawsuit with the competent court in order to return the funds that have been paid for the land purchasing and in respect of expenses that has been forced to pay over the years for trying to develop the land.

  The Planning and Building Law requires that the Company receive a permit for each facility, antenna and/or building.

When the Company acquired Emek Ha'ela teleport site there were building permits for part of the buildings and antennas. Following the acquisition, the Company issued a construction permit for a number of antennas that were approved by the local committee. At the same time the local committee asked us to submit a detailed plan for the Emek Ha'ela teleport site which will include the existing and planned construction (including Antennas) for a period of twenty years. The Company prepared the plans and coordinated it with the relevant authorities, and submitted for approval. The plan is currently pending approval. Following the approval, the company will be able to submit building permits to the existing and future planned facilities, antennas and/or buildings or land  in Emek Ha'ela teleport site.

  On March 15, 2006, the Company signed an agreement with the CEO's wholly-owned company (hereinafter "Mr. Rivel's company") regarding his compensation for management services. On November 28, 2011 the Company announced that its Chief Executive Officer, Mr. David Rivel, would retire on June 30, 2012. Mr. Rivel's previous contract with the Company, which was expired on December 31, 2011, was extended until June 30, 2012 to ensure a seamless transition. During this period Mr. Rivel assisted the Company's Board of Directors in selecting and appointing a new CEO. After said date, Mr. Rivel remained as an advisor to the Company and a member of the Company's Board of Directors. The Company has also agreed with Mr. Rivel that following the expiration or termination of the agreement with Mr. Rivel's company during 2012 for any reason other than as a result of Mr. Rivel's death, the Company will pay Mr. Rivel, in consideration for a non-competition undertaking on his part for a period of 24 months, $650 to be paid on a quarterly basis. In December 2011, the Company entered into a consulting agreement with Mr. Rivel's company, whereby upon termination of the services agreement and the retirement of Mr. Rivel from serving as the Company's Chief Executive Officer on June 30, 2012, the Company may continue to benefit from Mr. Rivel's experience and capabilities.  Pursuant to the consulting agreement, Mr. Rivel's company will provide consulting services to the Company, as requested and directed from time to time by the company's Chairman of the board of directors and the successor Chief Executive Officer then in office.  The agreement was extended for a period of two years from July 1, 2012 through June 30, 2014.  In consideration for the services, the Company paid  Mr. Rivel's company an annual fee of $60 plus VAT, in four equal quarterly installments per year, and reimburse Mr. Rivel's company for certain car expenses incurred by Mr. Rivel not to exceed NIS 17.5 plus VAT per month until February 2013.